Exhibit 99.1

THIRD QUARTER 2014

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value per common share, tier 1 common to risk weighted assets (“RWA”), adjusted tangible common equity to risk weighted assets and pre-tax pre-provision net revenue (“PPNR”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in currently effective federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 22 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

Summary of Third Quarter 2014 Notable Items
Segment	Item	Income Statement	Amount	Comments

• Non-Strategic	Gain on sales of held-for-sale loans	Mortgage banking	$39.7 million	Pre-tax gain on the sales of held-for-sale (“HFS”) mortgage loans

• Non-Strategic	Litigation expense	Litigation and regulatory matters	$(50.0) million	Pre-tax loss accruals related to legal matters

	Insurance proceeds	Litigation and regulatory matters	$15.0 million	Pre-tax recoveries related to agreements reached with insurance companies for expenses FHN previously incurred associated with litigation

			$(35.0) million	Net pre-tax loss accrual related to legal matters

Third Quarter 2014 vs. Second Quarter 2014

Consolidated

•	Net income available to common shareholders was $45.3 million, or $.19 per diluted share in third quarter, compared to $76.8 million, or $.32 per diluted share in prior quarter

•	Net interest income (“NII”) increased to $159.5 million in third quarter from $156.8 million in second quarter; Net interest margin (“NIM”) was flat at 2.97 percent

•	The increase in NII was affected by a number of factors including improved deposit pricing, one more day in third quarter compared to second quarter, and higher loan balances

•	Noninterest income (including securities gains) increased $30.9 million to $157.8 million in third quarter

•	The increase in noninterest income was largely the result of gains associated with the sales of HFS mortgage loans in third quarter

•	Noninterest expense was $246.2 million in third quarter compared to $165.3 million in second quarter primarily due to an increase in litigation loss accruals, partially offset by an expense reversal related to agreements with insurance companies for the recovery of prior litigation losses

•	Second quarter includes a $47.1 million expense reversal related to a recovery associated with the 2011 settlement of the Sentinel litigation matter and related legal expenses

•	Average loans grew to $15.8 billion in third quarter from $15.4 billion in second quarter; period-end loans were $15.8 billion in third and second quarters

Regional Banking

•	Pre-tax income increased to $79.6 million in third quarter from $72.9 million in second quarter; PPNR was $81.8 million and $81.3 million in third and second quarters, respectively

•	Average loans increased 4 percent, or $513.1 million to $12.9 billion in third quarter primarily driven by higher balances of loans to mortgage companies and other commercial loans; period-end loans increased 1 percent to $13.0 billion

•	Average core deposits were $14.6 billion in third quarter compared to $14.8 billion in second quarter; period-end core deposits decreased 2 percent to $14.7 billion

•	NII improved to $153.9 million in third quarter from $148.7 million in second quarter

•	The increase in NII is primarily attributable to lower deposit rates, higher average balances of loans to mortgage companies, and the impact of day variance relative to second quarter

•	Provision for loan losses dropped to $2.2 million in third quarter from $8.4 million in second quarter

•	Provision levels reflect continued favorable trends in the commercial portfolio including favorable grade migration, lower delinquencies, and historically low net charge-off levels; consumer asset quality trends remain relatively stable

•	Noninterest income was $64.2 million in third quarter compared to $66.2 million in second quarter

•	Second quarter includes $2.8 million of Visa volume incentives

•	Noninterest expense was $136.3 million in third quarter compared to $133.6 million in second quarter

Capital Markets

•	Fixed income revenue increased to $41.2 million in third quarter from $40.5 million in second quarter

•	Fixed income average daily revenue (“ADR”) was $644 thousand and $642 thousand in third and second quarters, respectively

•	Noninterest expense was $47.9 million in third quarter compared to $.1 million in the prior quarter

•	Second quarter included a $47.1 million expense reversal recognized as a result of agreements with insurance companies for the recovery of expenses incurred in the Sentinel litigation matter which was settled in 2011

Corporate

•	NII was negative $12.5 million in third quarter compared to negative $10.5 million in the prior quarter

•	Estimated effective duration of the securities portfolio was 3.4 years in third quarter compared to 3.3 years in second quarter

•	Estimated modified duration of the securities portfolio was 3.9 years in third and second quarters

•	Noninterest income was $4.1 million in third quarter compared to $5.2 million in second quarter

•	Decrease primarily relates to lower deferred compensation driven by market conditions; changes in deferred compensation income are mirrored by changes in deferred compensation expense

•	Noninterest expense was $18.8 million in third quarter compared to $15.8 million in the prior quarter

•	Increase primarily related to a $3.2 million negative valuation adjustment associated with derivatives related to prior sales of Visa Class B shares

FHN PERFORMANCE HIGHLIGHTS (continued)

Third Quarter 2014 vs. Second Quarter 2014

Non-Strategic

•	Pre-tax income was $7.8 million in third quarter compared to $11.5 million in second quarter

•	The provision for loan losses was $3.8 million in third quarter compared to a provision credit of $3.4 million in second quarter

•	The third quarter provision reflects an increase in allowance associated with an Insurance TRUP that elected interest deferral and an uptick in consumer delinquencies

•	Noninterest income increased to $39.6 million in third quarter from $7.9 million in the prior quarter

•	Increase primarily driven by the gain on the sales of mortgage loans HFS in third quarter

•	Noninterest expense was $43.2 million in third quarter compared to $15.9 million in second quarter

•	Third quarter increase was driven primarily by a net increase in litigation loss accruals related to legal matters

•	This increase was partially offset by a $4.3 million reversal of repurchase and foreclosure provision as a result of a settlement of certain repurchase claims and a decline in legal fees

Asset Quality

•	Allowance for loan losses declined to $238.6 million in third quarter from $243.6 million in second quarter; the allowance to loans ratio was 151 basis points in third quarter compared to 154 basis points in second quarter

•	The decline in the allowance was driven by a $5.9 million consumer reserve release; the allowance associated with the C&I portfolio increased as a result of an insurance TRUP loan that moved to interest deferral during third quarter

•	Net charge-offs (“NCOs”) were $11.0 million in third quarter compared to $8.6 million in prior quarter; annualized net charge-offs increased to 28 basis points of average loans in third quarter from 22 basis points in prior quarter

•	Net charge-offs within the consumer real estate portfolio increased $5.3 million from prior quarter which more than offset a $2.9 million decline in commercial net charge-offs

•	Commercial net charge-offs were $0 for third quarter

•	Nonperforming loans (“NPLs”) in the portfolio declined to $213.7 million from $231.6 million in second quarter

•	Both commercial and consumer NPLs declined from last quarter; commercial due to return to accrual and consumer due to decline in nonaccruing junior liens

•	Nonperforming C&I loans within the non-strategic segment increased by $9.4 million as a result of an insurance TRUP electing interest deferral in third quarter

•	Nonperforming assets (“NPAs”), including loans held-for-sale, decreased to $256.9 million in third quarter from $339.6 million in prior quarter

•	$61.3 million of the decline was related to the sale of mortgage loans held-for-sale

•	Total 30+ delinquencies improved to $86.3 million in third quarter compared to $92.8 million in prior quarter

•	Commercial delinquencies declined by $16.8 million as a result of payoffs and loans that returned to accrual status in third quarter

•	Consumer delinquencies increased by $10.3 million driven by higher delinquencies within the non-strategic consumer real estate and permanent mortgage portfolios

•	Troubled debt restructurings (“TDRs”) declined to $429.1 million in third quarter from $490.4 million in prior quarter

•	The decline was mainly due to the sale of mortgage loans held-for-sale

Taxes

•	The effective tax rate for third quarter and second quarter were 23.66 percent and 28.37 percent, respectively, and reflect forecasted taxable income for the year and the favorable effect on the tax rate from permanent benefits

•	Permanent differences primarily consist of: tax credit investments, life insurance, tax-exempt interest, and a decrease in the capital loss deferred tax valuation allowance

Capital and Liquidity

•	Paid $0.05 per common share dividend on October 1, 2014

•	Paid preferred quarterly dividend of $1.6 million on October 10, 2014

•	Repurchased shares costing $24.0 million in third quarter under the $100 million share repurchase program announced in January 2014

•	Cumulative shares repurchased since the program’s inception are $24.0 million with a volume weighted average price of $12.02 per share (before $.02 per share broker commission)

•	Capital ratios (regulatory capital ratios estimated based on period-end balances)

•	8.69 percent for tangible common equity to tangible assets

•	14.37 percent for Tier 1

•	16.12 percent for Total Capital

•	11.31 percent for Tier 1 Common

•	11.71 percent for Leverage

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						3Q14 Changes vs.
(Dollars in thousands, except per share data)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Interest income	$178,858	$177,359	$173,584	$179,053	$182,610	1%	(2)%
Less: interest expense	19,317	20,591	21,225	21,918	23,772	(6)%	(19)%

Net interest income	159,541	156,768	152,359	157,135	158,838	2%	*
Provision for loan losses	6,000	5,000	10,000	15,000	10,000	20%	(40)%

Net interest income after provision for loan losses	153,541	151,768	142,359	142,135	148,838	1%	3%

Noninterest income:
Capital markets	47,589	47,680	56,840	59,653	64,283	*	(26)%
Deposit transactions and cash management	28,546	27,911	26,456	29,194	29,279	2%	(3)%
Brokerage, management fees and commissions	12,333	12,843	12,276	11,505	10,868	(4)%	13%
Mortgage banking (a)	41,559	8,861	19,029	3,853	14,460	NM	NM
Trust services and investment management	6,779	7,309	6,744	6,596	6,649	(7)%	2%
Bankcard income (b)	5,521	7,919	4,520	4,998	5,303	(30)%	4%
Bank-owned life insurance (c)	3,547	3,312	6,032	3,636	3,560	7%	*
Other service charges	3,064	3,143	2,845	3,144	3,707	(3)%	(17)%
Insurance commissions	593	611	437	960	733	(3)%	(19)%
Securities gains/(losses), net (d)	(862)	(1,923)	5,657	2,183	(96)	55%	NM
Gain/(loss) on divestitures	—	—	—	(4)	115	NM	NM
Other (e)	9,146	9,235	4,894	9,325	11,614	(1)%	(21)%

Total noninterest income	157,815	126,901	145,730	135,043	150,475	24%	5%

Adjusted gross income after provision for loan losses	311,356	278,669	288,089	277,178	299,313	12%	4%

Noninterest expense:
Employee compensation, incentives, and benefits	120,742	119,659	119,229	127,144	132,213	1%	(9)%
Repurchase and foreclosure provision (f)	(4,300)	—	—	(30,000)	200,000	NM	NM
Legal and professional fees (g)	10,463	6,151	15,039	15,419	12,704	70%	(18)%
Occupancy (h)	12,405	11,944	17,592	12,811	13,147	4%	(6)%
Computer software	10,614	11,087	10,656	10,197	10,446	(4)%	2%
Contract employment and outsourcing (i)	5,199	5,318	4,325	9,059	9,241	(2)%	(44)%
Operations services	9,044	8,804	8,982	9,104	9,199	3%	(2)%
Equipment rentals, depreciation, and maintenance	7,150	7,442	7,849	8,431	7,890	(4)%	(9)%
FDIC premium expense (j)	3,456	1,136	3,991	4,477	4,631	NM	(25)%
Advertising and public relations	4,386	4,312	5,908	4,685	5,486	2%	(20)%
Communications and courier	3,628	3,948	4,224	4,473	4,517	(8)%	(20)%
Foreclosed real estate	788	439	784	1,050	523	79%	51%
Amortization of intangible assets	982	981	982	1,128	928	*	6%
Other (e)	61,629	(15,889)	20,653	79,119	22,631	NM	NM

Total noninterest expense	246,186	165,332	220,214	257,097	433,556	49%	(43)%

Income/(loss) before income taxes	65,170	113,337	67,875	20,081	(134,243)	(42)%	NM
Provision/(benefit) for income taxes	15,421	32,157	18,645	(33,813)	(31,094)	(52)%	NM

Income/(loss) from continuing operations	49,749	81,180	49,230	53,894	(103,149)	(39)%	NM
Income/(loss) from discontinued operations, net of tax	—	—	—	(6)	123	NM	NM

Net income/(loss)	49,749	81,180	49,230	53,888	(103,026)	(39)%	NM
Net income attributable to noncontrolling interest	2,875	2,859	2,813	2,934	2,875	1%	*

Net income/(loss) attributable to controlling interest	46,874	78,321	46,417	50,954	(105,901)	(40)%	NM
Preferred stock dividends	1,550	1,550	1,550	1,550	1,550	*	*

Net income/(loss) available to common shareholders	$45,324	$76,771	$44,867	$49,404	$(107,451)	(41)%	NM

Common Stock Data
Diluted EPS	$0.19	$0.32	$0.19	$0.21	$(0.45)	(41)%	NM
Diluted shares (thousands)	236,862	237,250	237,401	236,753	236,895	*	*

Key Ratios & Other
Return on average assets (annualized) (k)	0.83%	1.38%	0.83%	0.90%	(1.69)%
Return on average common equity (annualized) (k)	7.99%	14.14%	8.48%	9.42%	(20.39)%
Fee income to total revenue (k)	49.86%	45.11%	47.90%	45.81%	48.66%
Efficiency ratio (k)	77.36%	57.89%	75.30%	88.66%	NM
Full time equivalent employees	4,193	4,216	4,251	4,309	4,338

NM - Not meaningful

*	Amount is less than one percent.
(a)	3Q14 includes a $39.7 million gain on the sales of mortgage loans HFS; 2Q14 includes an $8.2 million positive fair value adjustment to the held-for-sale portfolio; 1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14; 4Q13 decline due to transfers of servicing.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	1Q14 increase driven by $2.8 million of policy benefits received.
(d)	3Q14 includes a $1.0 million loss on the sale of an investment; 2Q14 includes a $2.0 million negative fair value adjustment of an investment.
(e)	Refer to the Other Income and Other Expense table on page 7 for additional information.
(f)	3Q14 expense reversal associated with the settlement of certain repurchase claims.
(g)	2Q14 includes an $8.5 million expense reversal related to agreements with insurance companies for the recovery of Sentinel legal expenses.
(h)	1Q14 includes $4.6 million of lease abandonment expense.
(i)	1Q14 decline due to lower subservicing costs associated with the sales of servicing.
(j)	2Q14 includes the effect of $3.3 million of FDIC premium refunds.
(k)	See Glossary of Terms for definitions of Key Ratios.

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						3Q14 Changes vs.
(Thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Other Income
ATM and interchange fees	$2,739	$2,746	$2,497	$2,721	$2,680	*	2%
Electronic banking fees	1,560	1,535	1,534	1,535	1,607	2%	(3)%
Letter of credit fees	917	1,173	1,663	1,215	1,171	(22)%	(22)%
Deferred compensation (a)	(41)	1,184	657	1,210	2,160	NM	NM
Gain /(loss) on extinguishment of debt (b)	—	—	(4,350)	—	—	NM	NM
Other	3,971	2,597	2,893	2,644	3,996	53%	(1)%

Total	$9,146	$9,235	$4,894	$9,325	$11,614	(1)%	(21)%

Other Expense
Litigation and regulatory matters (c)	$35,390	$(38,200)	$90	$57,355	$229	NM	NM
Other insurance and taxes	3,909	3,209	3,060	3,261	3,215	22%	22%
Tax credit investments	2,481	3,032	2,495	3,063	3,079	(18)%	(19)%
Travel and entertainment	2,164	2,645	1,824	2,339	2,400	(18)%	(10)%
Employee training and dues	1,194	1,200	866	1,327	1,244	(1)%	(4)%
Customer relations	1,406	1,680	1,243	1,179	1,204	(16)%	17%
Miscellaneous loan costs	597	839	714	701	1,349	(29)%	(56)%
Supplies	779	804	1,116	1,090	950	(3)%	(18)%
Other (d)	13,709	8,902	9,245	8,804	8,961	54%	53%

Total	$61,629	(15,889)	$20,653	$79,119	$22,631	NM	NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	1Q14 loss associated with the collapse of two HELOC securitization trusts.
(c)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals associated with agreements with insurance companies for the recovery of expenses FHN incurred related to litigation losses in previous periods; 2Q14 includes $38.6 million related to the recovery of expenses related to the Sentinel litigation matter which was settled in 2011; 4Q13 includes $57.0 million of net loss accruals related to legal matters.
(d)	3Q14 and 1Q14 include $3.2 million and $2.3 million, respectively, of negative valuation adjustments associated with derivatives related to prior sales of Visa Class B shares.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						3Q14 Changes vs.
(Thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Assets:
Investment securities	$3,538,957	$3,580,821	$3,575,453	$3,398,457	$3,186,943	(1)%	11%
Loans held-for-sale (a)	151,915	358,945	361,359	370,152	371,640	(58)%	(59)%
Loans, net of unearned income (Restricted - $.1 billion) (b)	15,812,017	15,795,709	15,119,461	15,389,074	15,408,556	*	3%
Federal funds sold	55,242	51,537	16,555	66,079	52,830	7%	5%
Securities purchased under agreements to resell	561,802	624,477	605,276	412,614	576,355	(10)%	(3)%
Interest-bearing cash (c)	275,485	255,920	685,540	730,297	184,179	8%	50%
Trading securities	1,338,022	1,150,280	1,194,749	801,718	1,343,134	16%	*

Total earning assets	21,733,440	21,817,689	21,558,393	21,168,391	21,123,637	*	3%

Cash and due from banks (Restricted - $.3 million) (b)	292,687	417,108	450,270	349,216	395,631	(30)%	(26)%
Capital markets receivables (d)	197,507	174,224	51,082	45,255	83,154	13%	NM
Mortgage servicing rights, net (e)	2,880	3,197	4,687	72,793	116,686	(10)%	(98)%
Goodwill	141,943	141,943	141,943	141,943	140,479	*	1%
Other intangible assets, net	19,044	20,025	21,007	21,988	22,216	(5)%	(14)%
Premises and equipment, net	295,833	300,533	299,183	305,244	308,779	(2)%	(4)%
Real estate acquired by foreclosure (f)	47,996	57,552	66,035	71,562	71,626	(17)%	(33)%
Allowance for loan losses (Restricted - $.8 million) (b)	(238,641)	(243,628)	(247,246)	(253,809)	(255,710)	(2)%	(7)%
Derivative assets	137,742	162,067	166,465	181,866	215,116	(15)%	(36)%
Other assets (Restricted - $.4 million) (b)	1,356,356	1,372,040	1,430,170	1,685,384	1,637,139	(1)%	(17)%

Total assets (Restricted - $.1 billion) (b)	$23,986,787	$24,222,750	$23,941,989	$23,789,833	$23,858,753	(1)%	1%

Liabilities and Equity:
Deposits:
Savings	$6,371,156	$6,317,197	$6,630,142	$6,732,326	$6,781,522	1%	(6)%
Other interest-bearing deposits	3,955,152	4,014,071	4,071,699	3,859,079	3,494,236	(1)%	13%
Time deposits	767,699	808,822	898,223	951,755	997,726	(5)%	(23)%

Total interest-bearing core deposits	11,094,007	11,140,090	11,600,064	11,543,160	11,273,484	*	(2)%
Noninterest-bearing deposits	4,603,826	4,513,800	4,534,245	4,637,839	4,434,746	2%	4%

Total core deposits (g)	15,697,833	15,653,890	16,134,309	16,180,999	15,708,230	*	*

Certificates of deposit $100,000 and more	446,938	503,597	538,434	553,957	575,679	(11)%	(22)%

Total deposits	16,144,771	16,157,487	16,672,743	16,734,956	16,283,909	*	(1)%

Federal funds purchased	928,159	947,946	1,135,665	1,042,633	1,062,901	(2)%	(13)%
Securities sold under agreements to repurchase	479,384	475,530	411,795	442,789	427,232	1%	12%
Trading liabilities	532,234	706,119	667,257	368,348	585,969	(25)%	(9)%
Other short-term borrowings (h)	790,080	1,073,250	204,023	181,146	303,686	(26)%	NM
Term borrowings (Restricted - $.1 billion) (b) (i)	1,491,138	1,501,209	1,507,048	1,739,859	1,771,288	(1)%	(16)%
Capital markets payables (d)	329,960	95,299	39,510	21,173	53,784	NM	NM
Derivative liabilities	123,442	138,336	137,863	154,280	165,918	(11)%	(26)%
Other liabilities	545,678	501,423	621,948	603,898	770,773	9%	(29)%

Total liabilities (Restricted - $.1 billion) (b)	21,364,846	21,596,599	21,397,852	21,289,082	21,425,460	(1)%	*

Equity:
Common stock	147,030	148,217	147,866	147,731	147,705	(1)%	*
Capital surplus (j)	1,390,081	1,416,012	1,417,170	1,416,767	1,413,248	(2)%	(2)%
Undivided profits	826,610	792,978	728,165	695,207	657,676	4%	26%
Accumulated other comprehensive loss, net	(132,835)	(122,111)	(140,119)	(150,009)	(176,391)	9%	(25)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest (k)	295,431	295,431	295,431	295,431	295,431	*	*

Total equity	2,621,941	2,626,151	2,544,137	2,500,751	2,433,293	*	8%

Total liabilities and equity ( Restricted - $.1 billion) (b)	$23,986,787	$24,222,750	$23,941,989	$23,789,833	$23,858,753	(1)%	1%

NM - Not meaningful

*	Amount is less than one percent.
(a)	3Q14 decrease related to the sale of mortgage loans HFS.
(b)	Restricted balances parenthetically presented are as of September 30, 2014.
(c)	Includes excess balances held at Fed.
(d)	Period-end balances fluctuate based on the level of pending unsettled trades.
(e)	Decreases beginning in 4Q13 reflect transfers associated with an agreement to sell mortgage servicing rights entered into in 3Q13.
(f)	3Q14 includes $12.7 million of foreclosed assets related to government insured mortgages.
(g)	3Q14 average core deposits were $15.4 billion.
(h)	3Q14 and 2Q14 include increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(i)	In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(j)	3Q14 decrease relates to shares purchased under the share repurchase program.
(k)	Consists of preferred stock of subsidiaries.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						3Q14 Changes vs.
(Thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$8,395,553	$7,994,788	$7,639,584	$7,694,029	$7,888,297	5%	6%
Commercial real estate	1,260,715	1,203,631	1,139,749	1,164,748	1,215,586	5%	4%
Consumer real estate	5,173,088	5,230,107	5,305,596	5,400,751	5,502,825	(1)%	(6)%
Permanent mortgage	581,876	607,296	637,642	678,938	721,554	(4)%	(19)%
Credit card and other	352,133	345,748	336,454	334,887	323,551	2%	9%

Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	15,763,365	15,381,570	15,059,025	15,273,353	15,651,813	2%	1%

Loans held-for-sale	318,743	355,822	367,899	368,373	378,263	(10)%	(16)%
Investment securities:
U.S. treasuries	26,764	39,995	41,828	39,994	41,303	(33)%	(35)%
U.S. government agencies	3,345,739	3,330,598	3,222,642	2,959,355	2,900,838	*	15%
States and municipalities	17,458	19,430	19,425	15,155	15,246	(10)%	15%
Other	184,934	189,449	211,891	229,728	224,213	(2)%	(18)%

Total investment securities	3,574,895	3,579,472	3,495,786	3,244,232	3,181,600	*	12%

Trading securities	1,060,123	1,118,425	1,108,747	1,172,282	1,171,820	(5)%	(10)%
Other earning assets:
Federal funds sold	37,274	29,490	21,615	19,471	28,498	26%	31%
Securities purchased under agreements to resell	644,022	664,194	622,466	581,798	593,978	(3)%	8%
Interest-bearing cash (c)	288,192	363,674	972,537	614,628	537,631	(21)%	(46)%

Total other earning assets	969,488	1,057,358	1,616,618	1,215,897	1,160,107	(8)%	(16)%

Total earning assets (Restricted - $.1 billion) (a)	21,686,614	21,492,647	21,648,075	21,274,137	21,543,603	1%	1%

Allowance for loan losses (Restricted - $.8 million) (a)	(240,433)	(246,779)	(249,733)	(250,074)	(256,789)	(3)%	(6)%
Cash and due from banks (Restricted - $.6 million) (a)	321,427	308,890	336,543	341,066	351,972	4%	(9)%
Capital markets receivables	55,937	46,864	54,654	45,179	82,289	19%	(32)%
Premises and equipment, net	297,636	299,899	301,065	307,285	308,199	(1)%	(3)%
Derivative assets	154,988	165,684	181,586	201,609	209,878	(6)%	(26)%
Other assets (Restricted - $.4 million) (a)	1,528,788	1,584,747	1,643,879	1,926,109	1,942,481	(4)%	(21)%

Total assets (Restricted - $.1 billion) (a)	$23,804,957	$23,651,952	$23,916,069	$23,845,311	$24,181,633	1%	(2)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$6,327,556	$6,427,265	$6,683,749	$6,642,159	$6,957,875	(2)%	(9)%
Other interest-bearing deposits	3,697,854	3,779,293	3,830,839	3,520,348	3,494,211	(2)%	6%
Time deposits	785,154	859,551	924,025	977,107	1,025,788	(9)%	(23)%

Total interest-bearing core deposits	10,810,564	11,066,109	11,438,613	11,139,614	11,477,874	(2)%	(6)%
Certificates of deposit $100,000 and more	464,792	512,527	545,845	580,760	594,536	(9)%	(22)%
Federal funds purchased	1,028,852	1,080,347	1,161,594	1,236,763	1,119,273	(5)%	(8)%
Securities sold under agreements to repurchase	406,219	458,608	454,937	446,894	452,940	(11)%	(10)%
Capital markets trading liabilities	621,880	671,930	607,114	567,531	598,195	(7)%	4%
Other short-term borrowings (d)	1,093,014	540,389	184,721	219,593	243,195	NM	NM
Term borrowings (Restricted - $.1 billion) (a) (e)	1,499,959	1,505,860	1,702,107	1,764,476	1,792,250	*	(16)%

Total interest-bearing liabilities	15,925,280	15,835,770	16,094,931	15,955,631	16,278,263	1%	(2)%

Noninterest-bearing deposits	4,602,292	4,547,838	4,536,080	4,559,023	4,542,127	1%	1%
Capital markets payables	36,762	34,293	33,144	32,896	57,275	7%	(36)%
Derivative liabilities	130,997	138,282	152,596	159,575	161,611	(5)%	(19)%
Other liabilities	467,406	526,581	563,045	666,312	660,458	(11)%	(29)%

Total liabilities (Restricted - $.1 billion) (a)	21,162,737	21,082,764	21,379,796	21,373,437	21,699,734	*	(2)%

Equity:
Common stock	147,820	148,085	147,751	147,724	149,000	*	(1)%
Capital surplus (f)	1,408,682	1,416,811	1,417,642	1,414,810	1,418,259	(1)%	(1)%
Undivided profits	820,543	744,221	714,988	691,958	715,451	10%	15%
Accumulated other comprehensive loss, net	(125,880)	(130,984)	(135,163)	(173,673)	(191,866)	(4)%	(34)%
Preferred stock	95,624	95,624	95,624	95,624	95,624	*	*
Noncontrolling interest	295,431	295,431	295,431	295,431	295,431	*	*

Total equity	2,642,220	2,569,188	2,536,273	2,471,874	2,481,899	3%	6%

Total liabilities and equity ( Restricted - $.1 billion) (a)	$23,804,957	$23,651,952	$23,916,069	$23,845,311	$24,181,633	1%	(2)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

*	Amount is less than one percent.
(a)	Restricted balances parenthetically presented are quarterly averages for third quarter 2014.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	3Q14 and 2Q14 include increased FHLB borrowings as a result of loan growth and deposit fluctuations.
(e)	In 1Q14 FHN resolved the collateralized borrowings for three previously on-balance sheet consumer loan securitizations.
(f)	3Q14 decrease relates to shares repurchased under the share repurchase program.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						3Q14 Changes vs.
(Thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Interest Income:
Loans, net of unearned income (b)	$146,931	$144,975	$140,487	$147,322	$151,504	1%	(3)%
Loans held-for-sale	3,263	3,209	3,215	3,253	3,058	2%	7%
Investment securities:
U.S. treasuries	5	7	5	4	10	(29)%	(50)%
U.S. government agencies	21,376	21,530	20,837	19,020	18,537	(1)%	15%
States and municipalities	109	97	117	21	21	12%	NM
Other	1,866	2,103	2,281	2,307	2,355	(11)%	(21)%

Total investment securities	23,356	23,737	23,240	21,352	20,923	(2)%	12%

Trading securities	7,944	7,839	8,222	8,878	8,828	1%	(10)%
Other earning assets:
Federal funds sold	92	73	53	48	73	26%	26%
Securities purchased under agreements to resell (c)	(363)	(218)	(192)	(99)	(171)	(67)%	NM
Interest-bearing cash	134	182	546	343	289	(26)%	(54)%

Total other earning assets	(137)	37	407	292	191	NM	NM

Interest income	$181,357	$179,797	$175,571	$181,097	$184,504	1%	(2)%

Interest Expense:
Interest-bearing deposits:
Savings	$2,600	$2,792	$3,083	$3,205	$3,471	(7)%	(25)%
Other interest-bearing deposits	754	746	818	772	817	1%	(8)%
Time deposits	1,786	2,486	3,062	3,585	4,013	(28)%	(55)%

Total interest-bearing core deposits	5,140	6,024	6,963	7,562	8,301	(15)%	(38)%
Certificates of deposit $100,000 and more (d)	685	869	1,023	873	1,658	(21)%	(59)%
Federal funds purchased	654	683	726	791	716	(4)%	(9)%
Securities sold under agreements to repurchase	63	109	118	126	148	(42)%	(57)%
Capital markets trading liabilities	3,782	4,087	3,571	3,442	3,632	(7)%	4%
Other short-term borrowings	548	403	261	222	239	36%	NM
Term borrowings	8,445	8,416	8,563	8,902	9,078	*	(7)%

Interest expense	19,317	20,591	21,225	21,918	23,772	(6)%	(19)%

Net interest income - tax equivalent basis	162,040	159,206	154,346	159,179	160,732	2%	1%
Fully taxable equivalent adjustment	(2,499)	(2,438)	(1,987)	(2,044)	(1,894)	3%	32%

Net interest income	$159,541	$156,768	$152,359	$157,135	$158,838	2%	*

Certain previously reported amounts have been been reclassified to agree with current presentation.

NM - Not meaningful

*	Amount is less than one percent.
(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 35 percent and, where applicable, state income taxes.
(b)	Includes interest on loans in nonaccrual status.
(c)	Driven by negative market rates on reverse repurchase agreements.
(d)	Beginning in 4Q13, includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	3Q14	2Q14	1Q14	4Q13	3Q13
Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.51%	3.59%	3.60%	3.66%	3.69%
Retail loans	4.01	4.06	4.01	4.07	4.06

Total loans, net of unearned income (b)	3.70	3.78	3.77	3.83	3.85

Loans held-for-sale	4.09	3.61	3.50	3.53	3.23
Investment securities:
U.S. treasuries	0.07	0.07	0.05	0.04	0.09
U.S. government agencies	2.56	2.59	2.59	2.57	2.56
States and municipalities (c)	2.50	1.99	2.41	0.56	0.55
Other	4.04	4.44	4.31	4.02	4.20

Total investment securities	2.61	2.65	2.66	2.63	2.63

Trading securities	3.00	2.80	2.97	3.03	3.01
Other earning assets:
Federal funds sold	0.98	1.00	0.99	0.98	1.01
Securities purchased under agreements to resell (d)	(0.22)	(0.13)	(0.13)	(0.07)	(0.11)
Interest-bearing cash	0.19	0.20	0.23	0.22	0.21

Total other earning assets	(0.06)	0.01	0.10	0.10	0.07

Interest income/total earning assets	3.33%	3.35%	3.27%	3.39%	3.41%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.16%	0.17%	0.19%	0.19%	0.20%
Other interest-bearing deposits	0.08	0.08	0.09	0.09	0.09
Time deposits	0.90	1.16	1.34	1.46	1.55

Total interest-bearing core deposits	0.19	0.22	0.25	0.27	0.29
Certificates of deposit $100,000 and more (e)	0.59	0.68	0.76	0.60	1.11
Federal funds purchased	0.25	0.25	0.25	0.25	0.25
Securities sold under agreements to repurchase	0.06	0.10	0.11	0.11	0.13
Capital markets trading liabilities	2.41	2.44	2.39	2.41	2.41
Other short-term borrowings	0.20	0.30	0.57	0.40	0.39
Term borrowings (f)	2.25	2.24	2.01	2.02	2.03

Interest expense/total interest-bearing liabilities	0.48	0.52	0.53	0.55	0.58

Net interest spread	2.85%	2.83%	2.74%	2.84%	2.83%
Effect of interest-free sources used to fund earning assets	0.12	0.14	0.14	0.14	0.14

Net interest margin	2.97%	2.97%	2.88%	2.98%	2.97%

Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	Increase beginning in 1Q14 driven by the yield on an HTM municipal bond.
(d)	Driven by negative market rates on reverse repurchase agreements.
(e)	Beginning in 4Q13 rate includes the effect of amortizing the valuation adjustment for acquired time deposits related to the MNB acquisition.
(f)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						3Q14 Changes vs.
(Dollars and shares in thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Tier 1 capital (a) (b)	$2,780,367	$2,751,933	$2,666,486	$2,618,976	$2,555,141	1%	9%
Tier 2 capital (a)	338,569	340,279	381,619	444,655	449,100	(1)%	(25)%

Total capital (a) (b)	$3,118,936	$3,092,212	$3,048,105	$3,063,631	$3,004,241	1%	4%

Risk-weighted assets (“RWA”) (a)	$19,354,200	$19,400,096	$18,694,719	$18,878,594	$19,236,794	*	1%
Tier 1 ratio (a)	14.37%	14.19%	14.26%	13.87%	13.28%
Tier 2 ratio (a)	1.75%	1.75%	2.04%	2.36%	2.34%

Total capital ratio (a)	16.12%	15.94%	16.30%	16.23%	15.62%

Tier 1 common to risk-weighted assets (a) (c)	11.31%	11.14%	11.10%	10.75%	10.21%
Leverage ratio (a)	11.71%	11.67%	11.19%	11.04%	10.60%
Total equity to total assets	10.93%	10.84%	10.63%	10.51%	10.20%
Adjusted tangible common equity to risk-weighted assets (“TCE/RWA”) (a) (c) (d)	10.67%	10.61%	10.65%	10.37%	9.71%
Tangible common equity/tangible assets
(“TCE/TA”) (c) (e)	8.69%	8.62%	8.37%	8.24%	7.93%
Period-end shares outstanding (f)	235,249	237,147	236,586	236,370	236,328	(1)%	*
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05	*	*
Book value per common share	$9.48	$9.42	$9.10	$8.93	$8.64
Tangible book value per common share (c)	$8.80	$8.74	$8.41	$8.23	$7.95
Market capitalization (millions)	$2,888.9	$2,812.6	$2,919.5	$2,753.7	$2,597.2

Certain previously reported amounts have been reclassified to agree with current presentation.

*	Amount is less than one percent.
(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities. Beginning in 1Q15 a portion of these will begin phasing out.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 22 of this financial supplement.
(d)	See Glossary of Terms for definition of ratio.
(e)	Calculated using period-end balances.
(f)	3Q14 decrease relates to shares purchased under the share repurchase program.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						3Q14 Changes vs.
(Thousands)	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Regional Banking
Net interest income	$153,855	$148,654	$142,010	$146,427	$149,541	3%	3%
Noninterest income	64,159	66,226	59,992	62,806	63,883	(3)%	*

Total revenues	218,014	214,880	202,002	209,233	213,424	1%	2%
Provision for loan losses	2,204	8,425	12,990	2,585	5,159	(74)%	(57)%
Noninterest expense	136,253	133,564	133,050	139,186	131,961	2%	3%

Income before income taxes	79,557	72,891	55,962	67,462	76,304	9%	4%
Provision for income taxes	28,422	25,843	19,880	24,049	27,554	10%	3%

Net income	$51,135	$47,048	$36,082	$43,413	$48,750	9%	5%

Capital Markets
Net interest income	$2,952	$2,590	$3,478	$4,301	$3,811	14%	(23)%
Noninterest income	49,895	47,564	56,758	59,509	64,115	5%	(22)%

Total revenues	52,847	50,154	60,236	63,810	67,926	5%	(22)%
Noninterest expense (a)	47,910	111	52,594	53,130	57,930	NM	(17)%

Income before income taxes	4,937	50,043	7,642	10,680	9,996	(90)%	(51)%
Provision for income taxes	1,697	19,146	2,845	3,981	3,765	(91)%	(55)%

Net income	$3,240	$30,897	$4,797	$6,699	$6,231	(90)%	(48)%

Corporate
Net interest income/(expense)	$(12,523)	$(10,522)	$(9,113)	$(10,413)	$(11,654)	(19)%	(7)%
Noninterest income	4,139	5,214	13,215	7,831	6,558	(21)%	(37)%

Total revenues	(8,384)	(5,308)	4,102	(2,582)	(5,096)	(58)%	(65)%
Noninterest expense	18,783	15,798	19,578	18,770	21,739	19%	(14)%

Loss before income taxes	(27,167)	(21,106)	(15,476)	(21,352)	(26,835)	(29)%	(1)%
Benefit for income taxes	(17,723)	(17,270)	(11,766)	(19,004)	(16,593)	(3)%	(7)%

Net loss	$(9,444)	$(3,836)	$(3,710)	$(2,348)	$(10,242)	NM	8%

Non-Strategic
Net interest income	$15,257	$16,046	$15,984	$16,820	$17,140	(5)%	(11)%
Noninterest income (b)	39,622	7,897	15,765	4,897	15,919	NM	NM

Total revenues	54,879	23,943	31,749	21,717	33,059	NM	66%
Provision/(provision credit) for loan losses	3,796	(3,425)	(2,990)	12,415	4,841	NM	(22)%
Noninterest expense (c)	43,240	15,859	14,992	46,011	221,926	NM	(81)%

Income/(loss) before income taxes	7,843	11,509	19,747	(36,709)	(193,708)	(32)%	NM
Provision/(benefit) for income taxes	3,025	4,438	7,686	(42,839)	(45,820)	(32)%	NM

Income/(loss) from continuing operations	4,818	7,071	12,061	6,130	(147,888)	(32)%	NM
Income/(loss) from discontinued operations, net of tax	—	—	—	(6)	123	NM	NM

Net income/(loss)	$4,818	$7,071	$12,061	$6,124	$(147,765)	(32)%	NM

Total Consolidated
Net interest income	$159,541	$156,768	$152,359	$157,135	$158,838	2%	*
Noninterest income	157,815	126,901	145,730	135,043	150,475	24%	5%

Total revenues	317,356	283,669	298,089	292,178	309,313	12%	3%
Provision for loan losses	6,000	5,000	10,000	15,000	10,000	20%	(40)%
Noninterest expense	246,186	165,332	220,214	257,097	433,556	49%	(43)%

Income/(loss) before income taxes	65,170	113,337	67,875	20,081	(134,243)	(42)%	NM
Provision/(benefit) for income taxes	15,421	32,157	18,645	(33,813)	(31,094)	(52)%	NM

Income/(loss) from continuing operations	49,749	81,180	49,230	53,894	(103,149)	(39)%	NM
Income/(loss) from discontinued operations, net of tax	—	—	—	(6)	123	NM	NM

Net income/(loss)	$49,749	$81,180	$49,230	$53,888	$(103,026)	(39)%	NM

NM - Not meaningful

*	Amount is less than one percent.
(a)	2Q14 includes $47.1 million related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011.
(b)	3Q14 includes $39.7 million of gains on the sales of HFS mortgage loans.
(c)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals related to agreements with insurance companies for the recovery of expenses FHN incurred related to litigation losses in previous periods; 4Q13 includes $57.0 million of net loss accruals related to legal matters, partially offset by a $30.0 million expense reversal related to the resolution of certain legacy and representation and warranty mortgage loan repurchase obligations to a government sponsored entity; 3Q13 includes a $200.0 million expense stemming from the resolution of certain legacy representation and warranty mortgage loan repurchase obligations to a government sponsored entity.

FHN REGIONAL BANKING

Quarterly, Unaudited

						3Q14 Changes vs.
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Income Statement (thousands)
Net interest income	$153,855	$148,654	$142,010	$146,427	$149,541	3%	3%
Provision for loan losses	2,204	8,425	12,990	2,585	5,159	(74)%	(57)%
Noninterest income:
NSF / Overdraft fees (a)	11,425	10,636	9,156	11,411	11,660	7%	(2)%
Cash management fees	8,522	8,537	8,916	9,063	8,760	*	(3)%
Debit card income	2,945	2,934	2,655	2,739	2,782	*	6%
Other	4,705	4,850	4,864	5,112	5,126	(3)%	(8)%

Total deposit transactions and cash management	27,597	26,957	25,591	28,325	28,328	2%	(3)%
Brokerage, management fees and commissions	12,333	12,844	12,276	11,505	10,868	(4)%	13%
Trust services and investment management	6,794	7,325	6,760	6,612	6,665	(7)%	2%
Bankcard income (b)	5,346	7,740	4,365	4,815	5,089	(31)%	5%
Other service charges	2,802	2,848	2,559	2,873	3,451	(2)%	(19)%
Miscellaneous revenue	9,287	8,512	8,441	8,676	9,482	9%	(2)%

Total noninterest income	64,159	66,226	59,992	62,806	63,883	(3)%	*

Noninterest expense:
Employee compensation, incentives, and benefits	51,991	51,870	50,318	50,921	51,656	*	1%
Other	84,262	81,694	82,732	88,265	80,305	3%	5%

Total noninterest expense	136,253	133,564	133,050	139,186	131,961	2%	3%

Income before income taxes	$79,557	$72,891	$55,962	$67,462	$76,304	9%	4%

PPNR (Non-GAAP) (c)	$81,761	$81,316	$68,952	$70,047	$81,463	1%	*

Efficiency ratio (d)	62.50%	62.16%	65.87%	66.52%	61.83%

Balance Sheet (millions)
Average loans	$12,886	$12,372	$11,897	$11,972	$12,184	4%	6%
Average other earning assets	63	57	50	43	54	11%	17%
Total average earning assets	12,949	12,429	11,947	12,015	12,238	4%	6%
Average core deposits	14,638	14,809	14,857	14,466	14,484	(1)%	1%
Average other deposits	465	512	546	581	595	(9)%	(22)%
Total average deposits	15,103	15,321	15,403	15,047	15,079	(1)%	*
Total period-end deposits	15,120	15,418	15,723	15,480	14,862	(2)%	2%
Total period-end assets	13,697	13,702	12,891	13,019	12,909	*	6%

Net interest margin (e)	4.79%	4.87%	4.88%	4.90%	4.91%
Net interest spread	3.41	3.46	3.41	3.50	3.49
Loan yield	3.56	3.63	3.61	3.71	3.74
Deposit average yield	0.15	0.17	0.20	0.21	0.25

Key Statistics
Financial center locations	172	172	172	172	182	*	(5)%

*	Amount is less than one percent.
(a)	1Q14 levels primarily attributable to seasonality in NSF fees.
(b)	2Q14 includes $2.8 million of Visa volume incentives.
(c)	Pre-tax, pre-provision, net revenue is a Non-GAAP number and is calculated by adding the provision/(provision credit) for loan losses (GAAP) to Income before income taxes (GAAP).
(d)	Noninterest expense divided by total revenue.
(e)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						3Q14 Changes vs.
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Income Statement (thousands)
Net interest income	$2,952	$2,590	$3,478	$4,301	$3,811	14%	(23)%
Noninterest income:
Fixed income	41,216	40,457	49,614	50,937	54,428	2%	(24)%
Other	8,679	7,107	7,144	8,572	9,687	22%	(10)%

Total noninterest income	49,895	47,564	56,758	59,509	64,115	5%	(22)%
Noninterest expense (a)	47,910	111	52,594	53,130	57,930	NM	(17)%

Income before income taxes	$4,937	$50,043	$7,642	$10,680	$9,996	(90)%	(51)%

Efficiency ratio (b)	90.66%	NM	87.31%	83.26%	85.28%
Fixed income average daily revenue	$644	$642	$813	$822	$850	*	(24)%

Balance Sheet (millions)
Average trading inventory	$1,054	$1,112	$1,102	$1,160	$1,156	(5)%	(9)%
Average other earning assets	648	668	628	588	604	(3)%	7%
Total average earning assets	1,702	1,780	1,730	1,748	1,760	(4)%	(3)%
Total period-end assets	2,338	2,197	2,094	1,511	2,275	6%	3%

Net interest margin (c)	0.75%	0.61%	0.82%	1.02%	0.89%

NM - Not meaningful

*	Amount is less than one percent.
(a)	2Q14 includes $47.1 million related to agreements with insurance companies for the recovery of expenses FHN incurred in connection with the Sentinel litigation matter which was settled in 2011.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN CORPORATE

Quarterly, Unaudited

						3Q14 Changes vs.
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Income Statement (thousands)
Net interest income/(expense)	$(12,523)	$(10,522)	$(9,113)	$(10,413)	$(11,654)	(19)%	(7)%
Noninterest income excluding securities gains/(losses)	4,005	5,138	7,558	5,649	6,690	(22)%	(40)%
Securities gains/(losses), net (a)	134	76	5,657	2,182	(132)	76%	NM
Noninterest expense	18,783	15,798	19,578	18,770	21,739	19%	(14)%

Loss before income taxes	$(27,167)	$(21,106)	$(15,476)	$(21,352)	$(26,835)	(29)%	(1)%

Average Balance Sheet (millions)
Average loans	$153	$159	$169	$182	$196	(4)%	(22)%
Total earning assets	$3,999	$4,082	$4,617	$4,026	$3,900	(2)%	3%
Net interest margin (b)	(1.22)%	(1.04)%	(0.83)%	(1.00)%	(1.16)%

NM - Not meaningful

(a)	1Q14 and 4Q13 include gains of $5.6 million and $3.3 million, respectively, on the sale of cost method investments; 4Q13 also includes a $1.1 million other-than-temporary impairment of an investment.
(b)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

FHN NON-STRATEGIC

Quarterly, Unaudited

						3Q14 Changes vs.
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14	3Q13
Income Statement (thousands)
Net interest income	$15,257	$16,046	$15,984	$16,820	$17,140	(5)%	(11)%
Noninterest income:
Mortgage warehouse valuation (a)	41,287	8,213	1,045	(720)	(1,441)	NM	NM
Miscellaneous revenue (b)	(670)	1,684	14,720	5,617	17,360	NM	NM

Total noninterest income excluding securities gains/(losses)	40,617	9,897	15,765	4,897	15,919	NM	NM
Securities gains/(losses), net (c)	(995)	(2,000)	—	—	—	50%	NM
Noninterest expense:
Repurchase and foreclosure provision (d)	(4,300)	—	—	(30,000)	200,000	NM	NM
Other expenses (e)	47,540	15,859	14,992	76,011	21,926	NM	NM

Total noninterest expense	43,240	15,859	14,992	46,011	221,926	NM	(81)%
Provision/(provision credit) for loan losses	3,796	(3,425)	(2,990)	12,415	4,841	NM	(22)%

Income/(loss) before income taxes	$7,843	$11,509	$19,747	$(36,709)	$(193,708)	(32)%	NM

Average Balance Sheet (millions)
Loans	$2,724	$2,851	$2,993	$3,119	$3,272	(4)%	(17)%
Loans held-for-sale (f)	298	335	344	343	349	(11)%	(15)%
Trading securities	6	7	7	13	16	(14)%	(63)%
Allowance for loan losses	(111)	(117)	(126)	(129)	(131)	(5)%	(15)%
Other assets	78	102	186	471	481	(24)%	(84)%
Total assets	2,995	3,178	3,404	3,817	3,987	(6)%	(25)%
Net interest margin (g)	2.00%	2.01%	1.92%	1.93%	1.88%
Efficiency ratio (h)	77.39%	61.13%	47.22%	NM	NM

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale) (f)	$120	$330	$332	$336	$346	(64)%	(65)%

Key Servicing Metric
Ending servicing portfolio (millions) (i) (j)	$1,090	$1,456	$1,679	$9,943	$15,033	(25)%	(93)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

(a)	3Q14 includes $39.7 million in gains on the sale of HFS mortgage loans; 2Q14 fair value adjustments reflect new information on market pricing for similar assets primarily related to the non-performing portion of the held-for-sale portfolio.
(b)	1Q14 increase reflects the receipt of previously unrecognized servicing fees in conjunction with transfers of servicing in 1Q14; 3Q13 increase reflects the effect of the terms of the agreement to sell servicing.
(c)	3Q14 includes a $1.0 million loss on the sale of an investment; 2Q14 includes a $2.0 million negative fair value adjustment of an investment.
(d)	3Q14 expense reversal associated with the settlement of certain repurchase claims.
(e)	3Q14 includes $50.0 million of loss accruals related to legal matters, partially offset by $15.0 million of expense reversals associated with agreements with insurance companies for the recovery of expenses FHN incurred related to litigation losses in previous periods; 4Q13 includes $57.0 million of net loss accruals related to legal matters.
(f)	3Q14 decrease related to the sale of mortgage loans HFS late in the quarter.
(g)	Net interest margin is computed using total net interest income adjusted for FTE assuming a statutory federal income tax rate of 35 percent and, where applicable, state income taxes.
(h)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(i)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse.
(j)	In 3Q13 FHN signed a definitive agreement to sell substantially all remaining legacy mortgage servicing; transfers of servicing began in fourth quarter.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q14 Changes vs.
(Thousands)	3Q14		2Q14		1Q14		4Q13		3Q13		2Q14	3Q13
Allowance for Loan Losses Walk-Forward
Beginning reserve	$243,628		$247,246		$253,809		$255,710		$261,934		(1)%	(7)%
Provision	6,000		5,000		10,000		15,000		10,000		20%	(40)%
Charge-offs	(23,684)		(18,764)		(24,692)		(29,000)		(26,046)		26%	(9)%
Recoveries	12,697		10,146		8,129		12,099		9,822		25%	29%

Ending balance (Restricted - $.8 million) (a)	$238,641		$243,628		$247,246		$253,809		$255,710		(2)%	(7)%

Reserve for unfunded commitments	2,313		2,209		2,882		3,017		2,956		5%	(22)%
Total allowance for loan losses plus reserve for unfunded commitments	$240,954		$245,837		$250,128		$256,826		$258,666		(2)%	(7)%

Allowance for Loan Losses
Regional Banking	$127,873		$131,801		$128,234		$121,027		$125,440		(3)%	2%
Non-Strategic	110,768		111,827		119,012		132,782		130,270		(1)%	(15)%
Corporate (b)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$238,641		$243,628		$247,246		$253,809		$255,710		(2)%	(7)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$70,805		$89,191		$83,275		$87,324		$118,507		(21)%	(40)%
Foreclosed real estate (c)	25,404		26,598		27,705		28,806		33,594		(4)%	(24)%

Total Regional Banking	$96,209		$115,789		$110,980		$116,130		$152,101		(17)%	(37)%

Non-Strategic
Nonperforming loans (d)	$139,038		$138,789		$153,972		$163,104		$164,534		*	(15)%
Nonperforming loans held-for-sale after fair value adjustments (e)	7,931		69,184		61,631		61,139		65,972		(89)%	(88)%
Foreclosed real estate (c)	9,857		12,183		15,265		16,947		16,437		(19)%	(40)%

Total Non-Strategic	$156,826		$220,156		$230,868		$241,190		$246,943		(29)%	(36)%

Corporate
Nonperforming loans	$3,903		$3,636		$3,672		$4,598		$5,001		7%	(22)%

Total nonperforming assets	$256,938		$339,581		$345,520		$361,918		$404,045		(24)%	(36)%

Net Charge-Offs
Regional Banking	$6,132		$4,858		$5,783		$6,997		$4,347		26%	41%
Non-Strategic	4,855		3,760		10,780		9,904		11,877		29%	(59)%

Total net charge-offs	$10,987		$8,618		$16,563		$16,901		$16,224		27%	(32)%

Consolidated Key Ratios (f)
NPL %	1.35%		1.47%		1.59%		1.66%		1.87%
NPA %	1.57		1.71		1.87		1.95		2.19
Net charge-offs %	0.28		0.22		0.45		0.44		0.41
Allowance / loans	1.51		1.54		1.64		1.65		1.66
Allowance / NPL	1.12	x	1.05	x	1.03	x	1.00	x	0.89	x
Allowance / NPA	0.96	x	0.90	x	0.87	x	0.84	x	0.76	x
Allowance / charge-offs	5.47	x	7.05	x	3.68	x	3.79	x	3.97	x

Other
Loans past due 90 days or more (g)	57,786		$68,369		$63,747		$69,863		$75,109		(15)%	(23)%
Guaranteed portion (g)	27,020		32,782		35,063		35,260		37,509		(18)%	(28)%
Foreclosed real estate from government insured loans	12,735		18,771		23,065		25,809		21,596		(32)%	(41)%
Period-end loans, net of unearned income (millions)	15,812		15,796		15,119		15,389		15,409		*	3%

NM - Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of September 30, 2014.
(b)	The valuation adjustment taken upon exercise of clean-up calls included expected losses.
(c)	Excludes foreclosed real estate from government-insured mortgages.
(d)	2Q14 decrease is primarily related to a TRUPS sale.
(e)	3Q14 decrease is related to the sale of held-for-sale mortgage loans.
(f)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(g)	Includes loans held-for-sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											3Q14 Changes vs.
	3Q14		2Q14		1Q14		4Q13		3Q13		2Q14	3Q13
Key Portfolio Details
C&I
Period-end loans ($ millions)	$8,477		$8,403		$7,753		$7,924		$7,747		1%	9%

30+ Delinq. % (a)	0.10%		0.19%		0.27%		0.13%		0.11%
NPL %	0.49		0.58		0.68		1.01		1.33
Charge-offs % (qtr. annualized)	NM		0.20		0.22		0.21		0.08

Allowance / loans %	0.82%		0.82%		0.94%		1.09%		1.18%
Allowance / charge-offs	NM		4.35	x	4.27	x	5.33	x	14.16	x

Commercial Real Estate
Period-end loans ($ millions)	$1,278		$1,232		$1,152		$1,133		$1,174		4%	9%

30+ Delinq. % (a)	0.33%		1.10%		1.61%		0.90%		0.60%
NPL %	1.11		1.14		1.30		1.60		2.13
Charge-offs % (qtr. annualized)	0.47		NM		0.12		NM		NM

Allowance / loans %	1.21%		1.28%		1.35%		0.94%		0.94%
Allowance / charge-offs	2.64	x	NM		10.97	x	NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$5,131		$5,219		$5,258		$5,333		$5,458		(2)%	(6)%

30+ Delinq. % (a)	1.04%		0.93%		1.01%		1.13%		1.05%
NPL %	2.41		2.51		2.51		2.20		2.23
Charge-offs % (qtr. annualized)	0.60		0.20		0.56		0.62		0.87

Allowance / loans %	2.31%		2.26%		2.35%		2.38%		2.21%
Allowance / charge-offs	3.83	x	11.30	x	4.17	x	3.79	x	2.54	x

Permanent Mortgage
Period-end loans ($ millions)	$573		$594		$622		$662		$698		(4)%	(18)%

30+ Delinq. % (a)	2.73%		1.71%		1.44%		2.62%		2.48%
NPL %	5.93		6.23		6.46		5.76		5.30
Charge-offs % (qtr. annualized)	0.25		0.12		1.04		1.46		0.29

Allowance / loans %	3.53%		3.99%		3.62%		3.40%		3.66%
Allowance / charge-offs	14.17	x	31.85	x	3.39	x	2.27	x	12.26	x

Credit Card and Other
Period-end loans ($ millions)	$353		$348		$334		$337		$332		1%	6%

30+ Delinq. % (a)	1.44%		1.39%		1.30%		1.35%		1.11%
NPL %	0.20		0.39		0.42		0.42		0.42
Charge-offs % (qtr. annualized)	3.19		3.35		3.71		3.05		2.61

Allowance / loans %	4.17%		5.01%		3.91%		2.22%		2.09%
Allowance / charge-offs	1.31	x	1.51	x	1.05	x	0.73	x	0.82	x

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											3Q14 Changes vs.
	3Q14		2Q14		1Q14		4Q13		3Q13		2Q14	3Q13
Total Regional Banking
Period-end loans ($ millions)	$13,002		$12,853		$12,042		$12,167		$12,039		1%	8%

30+ Delinq. % (a)	0.29%		0.43%		0.52%		0.38%		0.35%
NPL %	0.54		0.69		0.69		0.72		0.98
Charge-offs % (qtr. annualized)	0.19		0.16		0.20		0.23		0.14

Allowance / loans %	0.98%		1.03%		1.06%		0.99%		1.04%
Allowance / charge-offs	5.26	x	6.76	x	5.47	x	4.36	x	7.27	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$8,022		$7,947		$7,287		$7,431		$7,254		1%	11%

30+ Delinq. % (a)	0.09%		0.20%		0.26%		0.14%		0.12%
NPL % (b)	0.37		0.57		0.55		0.59		0.92
Charge-offs % (qtr. annualized)	NM		0.09		0.07		0.24		0.07

Allowance / loans %	0.81%		0.84%		0.93%		0.97%		1.06%
Allowance / charge-offs	NM		10.12	x	13.74	x	4.24	x	15.09	x

Commercial Real Estate
Period-end loans ($ millions)	$1,274		$1,226		$1,145		$1,124		$1,164		4%	9%

30+ Delinq. % (a) (c)	0.33%		1.10%		1.62%		0.91%		0.61%
NPL %	1.04		1.06		1.05		1.35		1.87
Charge-offs % (qtr. annualized)	0.49		NM		0.10		NM		NM

Allowance / loans %	1.18%		1.25%		1.31%		0.88%		0.88%
Allowance / charge-offs	2.46	x	NM		13.38	x	NM		NM

Consumer Real Estate
Period-end loans ($ millions)	$3,356		$3,334		$3,280		$3,278		$3,291		1%	2%

30+ Delinq. % (a)	0.61%		0.64%		0.62%		0.65%		0.66%
NPL %	0.83		0.90		0.92		0.85		0.90
Charge-offs % (qtr. annualized)	0.39		0.18		0.18		0.12		0.14

Allowance / loans %	0.99%		0.97%		0.99%		0.96%		0.95%
Allowance / charge-offs	2.55	x	5.32	x	5.42	x	7.72	x	6.84	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$351		$346		$330		$334		$330		1%	6%

30+ Delinq. % (a)	1.49%		1.43%		1.38%		1.55%		1.29%
NPL %	0.15		0.14		0.27		0.16		0.20
Charge-offs % (qtr. annualized)	3.01		3.05		3.43		2.92		2.52

Allowance / loans %	4.07%		4.98%		3.91%		2.21%		2.04%
Allowance / charge-offs	1.36	x	1.64	x	1.13	x	0.76	x	0.83	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$147		$155		$164		$175		$185		(5)%	(21)%

30+ Delinq. % (a)	2.24%		1.91%		1.83%		2.34%		2.05%
NPL %	2.65		2.34		2.24		2.63		2.70
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	3Q14 decrease is primarily related to loans returning to accrual.
(c)	1Q14 increase is primarily driven by 2 purchase credit impaired loans acquired from MNB.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											3Q14 Changes vs.
	3Q14		2Q14		1Q14		4Q13		3Q13		2Q14	3Q13
Total Non-Strategic
Period-end loans ($ millions)	$2,663		$2,788		$2,913		$3,047		$3,185		(4)%	(16)%

30+ Delinq. % (a)	1.73%		1.24%		1.38%		1.70%		1.53%
NPL % (b)	5.22		4.98		5.28		5.35		5.17
Charge-offs % (qtr. annualized)	0.71		0.53		1.46		1.26		1.44

Allowance / loans %	4.16%		4.01%		4.08%		4.36%		4.09%
Allowance / charge-offs	5.75	x	7.41	x	2.72	x	3.38	x	2.76	x

Key Portfolio Details C&I
Period-end loans ($ millions)	$456		$456		$466		$492		$493		*	(8)%

30+ Delinq. % (a)	0.23%		0.02%		0.43%		0.06%		0.04%
NPL % (b)	2.64		0.58		2.64		7.33		7.36
Charge-offs % (qtr. annualized)	NM		1.99		2.48		NM		0.27

Allowance / loans %	1.01%		0.38%		1.02%		2.87%		2.89%
Allowance / charge-offs	NM		0.19	x	0.39	x	NM		10.61	x

Commercial Real Estate
Period-end loans ($ millions)	$5		$5		$7		$9		$10		*	(50)%

30+ Delinq. % (a)	—%		—%		—%		—%		—%
NPL %	20.01		19.34		40.93		32.30		32.16
Charge-offs % (qtr. annualized)	NM		NM		3.46		3.72		1.74

Allowance / loans %	9.36%		9.41%		7.43%		7.98%		7.55%
Allowance / charge-offs	NM		NM		1.80	x	2.00	x	2.93	x

Consumer Real Estate
Period-end loans ($ millions)	$1,775		$1,885		$1,978		$2,055		$2,167		(6)%	(18)%

30+ Delinq. % (a)	1.84%		1.45%		1.65%		1.89%		1.64%
NPL %	5.40		5.35		5.14		4.36		4.26
Charge-offs % (qtr. annualized)	0.98		0.23		1.17		1.39		1.93

Allowance / loans %	4.79%		4.54%		4.60%		4.64%		4.13%
Allowance / charge-offs	4.76	x	19.65	x	3.86	x	3.25	x	2.08	x

Permanent Mortgage
Period-end loans ($ millions)	$415		$427		$446		$475		$499		(3)%	(17)%

30+ Delinq. % (a)	2.88%		1.59%		1.21%		2.59%		2.55%
NPL %	7.13		7.71		7.99		6.96		6.28
Charge-offs % (qtr. annualized)	0.29		0.15		1.46		2.04		0.41

Allowance / loans %	4.84%		5.52%		5.00%		4.68%		5.07%
Allowance / charge-offs	16.57	x	35.18	x	3.36	x	2.25	x	12.14	x

Other Consumer
Period-end loans ($ millions)	$12		$15		$16		$16		$16		(20)%	(25)%

30+ Delinq. % (a)	2.24%		1.79%		1.95%		2.33%		1.63%
NPL %	5.38		9.16		9.03		8.66		8.53
Charge-offs % (qtr. annualized)	6.74		7.81		6.83		3.35		2.12

Allowance / loans %	4.48%		2.94%		2.12%		2.25%		3.06%
Allowance / charge-offs	0.63	x	0.36	x	0.30	x	0.66	x	1.41	x

NM - Not meaningful

*	Amount is less than one percent.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	3Q14 increase related to interest deferral elected by an insurance TRUPS; 2Q14 and 1Q14 NPL decrease related to TRUPS sales.

20

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $8.5 Billion (53.6% of Total Loans) as of September 30, 2014

% OS
General Corporate, Commercial, and Business Banking Loans	84%
Loans to Mortgage Companies	11%
Trust Preferred Loans	4%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.1 Billion (32.4% of Total Loans)

Origination LTV and FICO for Portfolio as of September 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	17%	9%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	3%	2%
FICO score 660-699	2%	4%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of September 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% - 90%	>90%
FICO score greater than or equal to 740	12%	24%	18%	11%
FICO score 720-739	1%	4%	3%	3%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	1%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	—%	1%	—%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of September 30, 2014	Loan-to-Value
(excludes whole loan insurance)	<=60%	>60% - <=80%	>80% -90%	>90%
FICO score greater than or equal to 740	8%	21%	15%	5%
FICO score 720-739	2%	6%	6%	2%
FICO score 700-719	2%	5%	7%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	—%	1%	1%	1%
FICO score less than 620	—%	—%	—%	2%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics
Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO		% TN	% 1st lien
pre-2003	$0.1	153	78%	703		43%	31%
2003	$0.2	135	76%	719		30%	37%
2004	$0.4	122	80%	721		19%	27%
2005	$0.6	110	81%	728		16%	16%
2006	$0.5	99	78%	732		21%	17%
2007	$0.6	87	81%	737		26%	19%
2008	$0.3	76	75%	745		72%	50%
2009	$0.1	64	72%	749		87%	57%
2010	$0.2	50	80%	751		92%	73%
2011	$0.4	38	77%	759		90%	86%
2012	$0.7	27	77%	763		89%	91%
2013	$0.6	16	77%	756		86%	85%
2014	$0.4	4	81%	757		86%	89%
Total	$5.1	65	78%	743	(a)	58%	54%

(a)	743 average portfolio origination FICO; 736 weighted average portfolio FICO (refreshed).

21

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Dollars and shares in thousands, except per share data)	3Q14	2Q14	1Q14	4Q13	3Q13
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,621,941	$2,626,151	$2,544,137	$2,500,751	$2,433,293
Less: Noncontrolling interest (a)	295,431	295,431	295,431	295,431	295,431
Less: Preferred stock	95,624	95,624	95,624	95,624	95,624

(B) Total common equity	$2,230,886	$2,235,096	$2,153,082	$2,109,696	$2,042,238
Less: Intangible assets (GAAP) (b)	160,987	161,968	162,950	163,931	162,695

(C) Tangible common equity (Non-GAAP)	$2,069,899	$2,073,128	$1,990,132	$1,945,765	$1,879,543
Less: Unrealized gains/(losses) on AFS securities, net of tax	4,308	15,596	(1,762)	(11,241)	11,153

(D) Adjusted tangible common equity (Non-GAAP) (c)	$2,065,591	$2,057,532	$1,991,894	$1,957,006	$1,868,390

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$23,986,787	$24,222,750	$23,941,989	$23,789,833	$23,858,753
Less: Intangible assets (GAAP) (b)	160,987	161,968	162,950	163,931	162,695

(F) Tangible assets (Non-GAAP)	$23,825,800	$24,060,782	$23,779,039	$23,625,902	$23,696,058

Period-end Shares Outstanding
(G) Period-end shares outstanding	235,249	237,147	236,586	236,370	236,328

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,780,367	$2,751,933	$2,666,486	$2,618,976	$2,555,141
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	95,624	95,624	95,624	95,624
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,189,927	$2,161,493	$2,076,046	$2,028,536	$1,964,701

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$19,354,200	$19,400,096	$18,694,719	$18,878,594	$19,236,794

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.69%	8.62%	8.37%	8.24%	7.93%
(A)/(E) Total equity to total assets (GAAP)	10.93%	10.84%	10.63%	10.51%	10.20%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.80	$8.74	$8.41	$8.23	$7.95
(B)/(G) Book value per common share (GAAP)	$9.48	$9.42	$9.10	$8.93	$8.64
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	11.31%	11.14%	11.10%	10.75%	10.21%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	11.59%	11.36%	11.14%	11.01%	10.71%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	10.67%	10.61%	10.65%	10.37%	9.71%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

22

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets (“TCE/RWA”): Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management considers regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Purchase Credit Impaired (“PCI”) Loans: Acquired loans that have experienced deterioration of credit quality between origination and the time of acquisition and for which the timely collection of the interest and principal is no longer reasonably assured.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Fee Income to Total Revenue: Ratio is fee income excluding securities gains/(losses) to total revenue excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue excluding securities gains/(losses).

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

23

First Horizon National Corporation Third Quarter 2014 Earnings October 17, 2014

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Building Franchise Value Executing “Blue Chip” Priorities Being easy to do business with Providing differentiated customer service Using the bonefish to drive profitability 3

Building Franchise Value
Executing Profitable Growth Opportunities
Rationalizing Expenses
2
Non-Strategic Average Loan Run-Off
Regional Bank Areas of Loan Growth
Year Over Year
1
Solid progress toward achieving long-term bonefish
profitability
Repurchased $24mm or 2 million common shares in 3Q14;
$287mm or 30 million total shares repurchased with VWAP at
$9.42 since October 2011
Consolidated and Regional Banking average loan growth of
1% and 6% year over year, respectively
Capitalizing on profitable growth opportunities in CRE, ABL,
Mid-Atlantic, and Middle Tennessee
CRE portfolio comprises 8% of average total loan
portfolio
Expenses down 8% year over year
Markets:
Lending Areas:
Middle TN
Mid-Atlantic
CRE
ABL
Commercial
2
PC/WM
2
4
10%
29%
9%
13%
31%
9%
1 Average Regional Banking loan growth from 3Q13 to 3Q14.
2 3Q14 excludes the impact of a +$4mm mortgage repurchase provision recovery and a net -$35mm in accrued legal expense.
3Q13 excludes -$200mm mortgage repurchase provision expense. This is a non-GAAP number.
$180
$200
$220
$240mm
3Q13 3Q14
$2.0
$2.5
$3.0
$3.5B
3Q13 3Q14
-8%
-17%
2

5
Core Businesses Relative Positioning
Balance Sheet Positioned to Benefit from Rising Rates
Returns
Key
Bonefish
Metrics
ROTCE
ROA
Capital ratios remain ~200-300bps
above normalized Bonefish Tier 1
Common capital levels
Capital assigned by risk-adjusted assets
NIM
NCO %
Fee Income %
Efficiency Ratio
Better than long-term bonefish
targets
FTN Financial significant differentiator
vs peers
In line with long-term bonefish
targets
Regional Banking efficiency ratio of 63%
Significant latent income embedded in
balance sheet
A 200bps rise in rates would have
improved NII by ~$63mm annually
and added ~35bps to Core NIM
FHN Peers
4
8.89%
10.54%
0.86%
0.89%
3.13%
3.39%
0.19%
0.18%
45%
30%
77%
65%
2
2
2
2
3
All non-GAAP numbers reconciled in the appendix. ¹Core Businesses include Regional Banking, Capital  Markets, and Corporate. All Core data is Non-GAAP.
2
ROTCE, ROA, NIM, and NCOs are annualized. ROTCE is Non-GAAP.
3
All else equal, a 200bps rate shock results in ~$63mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral.
4
Peer data is asset weighted as of 2Q14. Peers defined in appendix.

FINANCIAL RESULTS 6

3Q14 Consolidated Financial Results
7
Net Interest Income
Fee Income
Expense
EPS
$ in millions, except EPS
Financial Results
3Q14
$160
Net Income Available to Common Shareholders
Loan Loss Provision
$158
$246
$6
$45
$0.19
3Q14 vs
+$1
+$7
-$187
-$4
+$153
+$0.64
2Q14
$157
$127
$165
$5
$77
$0.32
3Q13
$159
$150
$434
$10
($107)
-$0.45
2Q14
+$3
+$31
+$81
+$1
-$31
-$0.13
3Q13
Actuals
Net income available to common of $45mm, with EPS of $0.19
Total average loans up 2% linked quarter and total average deposits relatively stable
Stable net interest margin of 2.97% linked quarter and NII up due to strong loan growth in Regional Bank
Fee income positively impacted by gains on sales of held-for-sale mortgage loans
Loan loss provision of $6mm with NCOs of $11mm in 3Q14 vs $5mm of provision and $9mm of NCOs in 2Q14
Expense down 8% year over year
1
Tier 1 Common of 11.3%
2
Numbers may not add to total due to rounding. All non-GAAP numbers reconciled in the appendix.
3Q13 excludes -$200mm mortgage repurchase provision expense. These numbers are non-GAAP.
2 Tier 1 Common: current quarter is an estimate and a non-GAAP number.
1 3Q14 excludes the impact of a +$4mm mortgage repurchase provision recovery and a net -$35mm in accrued legal expense.

3Q14 Notable Items
8
Impact to EPS
Gains on sales of held-for-sale
loans in non-strategic portfolio
+$25mm
After-Tax Amount
+$0.11
Loss accruals related to legal
matters
-$32mm -$0.13
Notable Item Pre-Tax Amount
+$40mm
-$50mm
2 EPS impact calculated by dividing the after-tax impact by the 237mm diluted shares outstanding.
Litigation expense recovery +$10mm +$0.04 +$15mm
1
2
Refer to financial supplement for other notable items.
1 After-tax impact assumes a tax rate of ~37%.

3Q14 Segment Highlights
9
Numbers may not add to total due to rounding. 1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Corporate, Core Businesses, and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest and $1.6mm of preferred stock dividends in each quarter.
Drivers and Impacts
Net Income
1
$ in millions,
except EPS
3Q14
Per Share
Impact
2
Regional
Banking
Capital
Markets
Corporate
1
Core
Businesses
1
Non-
Strategic
Total
1
2Q14
$47
$31
$(8)
$70
$7
$77
3Q13
$49
$6
$(15)
$40
$(148)
$(107)
3Q14
$51
$3
$(14)
$41
$5
$45
$0.22
$0.01
$(0.06)
$0.17
$0.02
$0.19
Fixed income ADR of $644k in 3Q14 vs $642k in 2Q14
Linked quarter increase in expense driven by a 2Q14 $47mm expense reversal associated with the Sentinel lawsuit settled in 2011
3Q14 includes +$40mm gain on sales of held-for-sale mortgage loans, net
-$35mm accruals related to legal matters, +$4mm mortgage repurchase provision recovery
2Q14 included +$8mm of valuation adjustment to held-for-sale loans
3Q13 included -$200mm mortgage repurchase provision
Loan loss provision of $4mm in 3Q14 vs 2Q14 credit of -$3mm
Pre-tax income is up 9% linked quarter and 4% year over year
3Q14 provision of $2mm vs 2Q14 provision of $8mm
Average loans up 4% linked quarter
Expense up linked quarter, primarily due to Visa-related derivative expense of $3mm in 3Q14
2 Segment EPS impacts are non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 3Q14 net income column divided by the 237mm diluted shares outstanding.

Regional Banking Financial Results
10
Net Interest Income
Fee Income
Expense
$ in millions
Financial Results
3Q14
$154
Net Income
Loan Loss Provision
$64
$136
$2
$51
3Q14 vs
+$4
+$0
+$4
-$3
+$2
2Q14
$149
$66
$134
$8
$47
3Q13
$150
$64
$132
$5
$49
2Q14
+$5
-$2
+$3
-$6
+$4
3Q13
Actuals
Average loans increased 4% linked quarter
Solid loan growth in Loans to Mortgage Companies, CRE, ABL, Mid-Atlantic, and Middle TN
Revenues up 1% linked quarter
NII up 3% from higher loan balances and lower deposit costs
Fee income down slightly linked quarter; solid year-over-year gains in trust, brokerage and bankcard fees
Fees from deposit transactions up 2% linked quarter, but slightly down year over year
Expenses up 2% linked quarter due to investments in technology upgrades and professional fees
3Q14 net charge-offs of $6mm, or annualized 0.19% of average loans, compared to $5mm in 2Q14
Numbers may not add to total due to rounding.

11
Average Regional Banking loan growth from 2Q14 to 3Q14.
1 Commercial and Private Client & Wealth Management loans are originated within the geographical markets.
Profitable Growth Opportunities: Regional Banking
Broad Product Offerings with Focus on
Specialty Lending Provide Growth Opportunities
Regional Banking Linked Quarter Loan Growth
Regional Banking average loan growth of 6% year
over year and 4% linked quarter
CRE increase driven by customers funding up
commitments, opportunities in the REIT sector and
growth in Mid-Atlantic, Middle TN and Southeast
markets
Pricing and underwriting remain competitive
Regional Bank Areas of Linked Quarter Loan Growth
Commercial
Business Banking
Private Client / Wealth Management Retail
Specialty Lending
+4%
$14B
Markets:
27%
$3.1B
$3.2B
$0.8B
$0.8B
$1.7B
$1.8B
$2.1B
$2.1B
$4.5B
$4.8B
2Q14 3Q14
$0
$2
$4
$6
$8
$10
$12
Mid-Atlantic
Middle TN
Loans to Mortgage Companies
CRE
Commercial
Lending Areas:
PC/WM
9%
4%
4%
16%
3%
1
1

12
Capital Markets
Capital Markets Provides a Unique Business Model
$800mm
Capital Markets Revenue and Expense
Fixed income average daily revenue at $644k in 3Q14
Lower levels of fixed income ADR due to market
conditions
Expense increase driven by a $47mm expense reversal
in 2Q14 associated with the Sentinel lawsuit, which
was settled in 2011
Focused on investing in extensive fixed income
distribution platform:
Expansion of municipal products platform
Continued development of public finance capability
Fixed income business model highly adaptable to
various market conditions
Numbers may not add to total due to rounding.
1 2011 excludes $36.7mm of expense associated with the Sentinel settlement.  1Q14-3Q14 is annualized and excludes the $47mm recovery of the Sentinel settlement expense and legal fees.
These are non-GAAP numbers and are reconciled in the appendix.
$3mm
Left Axis:
Right Axis:
NII
Fee Income
Expense: Sentinel Expense Reversal
$ in millions, except ADR
Financial Results
3Q14
$3
Pre-Tax Income
$50
-
$5
3Q14 vs
-$1
-$14
+$0
-$5
2Q14
$3
$48
-$47
$50
3Q13
$4
$64
-
$10
2Q14
+$0
+$2
+$47
-$45
3Q13
Actuals
Expense: All Other Expense $48 -$10 $47 $58 +$1
Average Daily Revenue (ADR) $644k $642k $850k
-$206k
+$2k
$0
$1
$2
$0
$200
$400
$600
Revenue Expense
ADR

13
Net Interest Income Sensitivity Impact²
NII and Net Interest Margin
Balance Sheet Positioned to Benefit from Rising Rates
NIM was flat linked quarter at 2.97% in 3Q14
NIM likely to decline to ~2.90% range, primarily due to:
Seasonal inflows of deposits
Additional deposits related to the branch acquistion¹
Excess cash balances at the Fed
Regional Banking average deposit rate paid of 15bps in 3Q14 vs 17bps in 2Q14
Attractive and stable low-cost funding mix in Regional Banking with 55% DDA and interest checking deposits
Floating rate loans comprise 65% vs  fixed rate loans at 35% of loan portfolio
Consolidated Net Interest Margin
2.95%
2.96%
2.97%
2.98%
2.88%
2.97% 2.97%
2.6%
2.7%
2.8%
2.9%
3.0%
3.1%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
-1.3%
-$8mm
+1.2%
+$7mm
+4.9%
+$31mm
+10.0%
+$63mm
-3%
0%
3%
6%
9%
12%
Long End
-50bps
Long End
+50bps
+100bps +200bps
Numbers may not add to total due to rounding.   Anticipated close  October 2014. Estimated deposit balances of ~$440mm as of 10/16/14.
2
Analysis uses FHN’s balance sheet as of 2Q14 and is non-GAAP. Long End +50bps assumes yield curve spreads widen ~50bps. Long end -50bps assumes yield  curve spreads compress ~50bps.
Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.
1

14
Continued Efficiencies
Execution Capabilities Demonstrated
Annualized noninterest expense declined 20% from 3Q11
Ongoing efficiency opportunities:
Continued wind-down of Non-Strategic segment (decreased legal, credit, and repurchase expense)
Streamline end-to-end credit delivery process
Reduce corporate real estate footprint
Right-size branch network as consumer usage shifts to FHN’s expanded digital banking platforms
Numbers/percentages may not add to total due to rounding.
1 3Q11 excludes -$53mm mortgage repurchase provision. 3Q12 excludes -$7mm legal expense. 3Q13 excludes -$200mm mortgage repurchase provision.
3Q14 excludes the impact of a +$4mm mortgage repurchase provision recovery and a net -$35mm in accrued legal expense. These are non-GAAP numbers and a reconciliation is provided in the appendix.
2 Peer data is for 2011, 2012, 2013, and 1H2014 annualized. Peers defined in appendix.
Annualized Noninterest Expense Noninterest Expense Trends Since 2011
1
1

15
Non-Performing Assets
Net Charge-Offs
Asset Quality Trends
Continued Improvement in Credit Trends
Reserves
$280mm $20mm
Net charge-offs of $11mm, compared to $9mm in
2Q14 and $16mm in 3Q13
NPL levels at $222mm, down 26% linked quarter and
37% year over year
Commercial NPLs down 11% linked quarter and
56% year over year
Numbers may not add due to rounding.
1 Net charge-off % is annualized.
0.0%
0.3%
0.6%
0.9%
1.2%
$0
$5
$10
$15
3Q13 4Q13 1Q14 2Q14 3Q14
NCOs $ Provision $ NCO %¹
$0
$100
$200
$300
$400
3Q13 4Q13 1Q14 2Q14 3Q14
NPLs NPLs Held for Sale ORE
$500mm
1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
$180
$200
$220
$240
$260
3Q13 4Q13 1Q14 2Q14 3Q14
Reserves $ Reserves / Loans %

16
3Q14 Consolidated Core Businesses Long-Term Targets
ROTCE 8.60% 8.89% 15.0 – 20.0%
ROA 0.83% 0.86% 1.25 - 1.45%
NIM 2.97% 3.13% 3.50 - 4.00%
Tier 1 Common 11.3% 8.0 – 9.0%
NCO / Average Loans 0.28% 0.19% 0.30 - 0.70%
Fee Income / Revenue 50% 45% 40 - 50%
Efficiency Ratio 77% 77% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
All non-GAAP numbers are reconciled in the appendix.
1 ROTCE, ROA, NIM, and NCO / Average Loans are annualized. ROTCE is a non-GAAP number.
2 Tier 1 Common: Current quarter is an estimate and a non-GAAP number.
3 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Core data is non-GAAP.
Building Long-Term Earnings Power: Bonefish Targets
Focused on Growing Our Company Selectively and Profitably While Positioning
Our Balance Sheet for Sustainable, Higher Returns in the Long Term
1
2
1
1
1
3

17
Closing the Gap to Bonefish Targets
Building a Foundation for Long-Term Earnings Power
Current
ROTCE
Rise in
Interest
Rates
1
Target
Bonefish
ROTCE
Growth
Opportunities
Economic
Profit
Improvement
Optimize/
Redeploy
Capital
Continued
Efficiencies
Non-Strategic
wind-down
Infrastructure
reductions
Resource
allocation to
profitable
businesses
Product
profitability
Process
Improvements
Branch
Network
Rationalization
Business Mix
Shift
Dividends
Share
buybacks
M&A
Latent
income
embedded
in asset-
sensitive
balance
sheet
Specialty
lending
Mid-Atlantic
Middle TN
Houston
Wealth /
Investments
Municipals
(FTN
Financial)
1 Rise in interest rates represents cumulative growth rate in net interest income over a 3 year strategic time horizon.
Chart illustrates a quantified path to long-term goals; it contains no forecasts. ROTCE ranges updated from prior presentation to reflect updated tax rate.
0.5% to 1.0%
1.0% to 1.5%
1.0% to 1.5%
1.0% to 1.5%
1.0% to 2.5%
3.00% to 3.75%
ADR at
$1.0-$1.5mm
Increased
Capital
Markets
Activity

18
Building a Foundation for Attractive Long-Term Earnings Power
Proven execution capabilities
Unique size, scope, and strengths
Focused on efficiency, productivity, economic profitability, and growth opportunities
Organizational alignment on the path to achieving long-term bonefish profitability
Breadth and depth of talent that will be able to profitably run and grow the company
Successfully Executing on Key Priorities
FHN Is Well Positioned For Attractive Long-Term Earnings Power

APPENDIX 19

3Q14 Credit Quality Summary by Portfolio
($ in millions)
CRE
HE &
HELOC
Other
1
Total
Permanent
Mortgage
Commercial
(C&I & Other)
CRE
HE &
HELOC
Permanent
Mortgage
Other
2
Period End Loans $8,022 $1,274 $3,356 $351 $13,002 $147 $456 $5 $1,775 $415 $12
30+ Delinquency 0.09% 0.33% 0.61% 1.49% 0.29% 2.24% 0.23% 0.00% 1.84% 2.88% 2.24%
Dollars $7 $4 $21 $5 $37 $3 $1 $0 $33 $12 $0
NPL % 0.37% 1.04% 0.83% 0.15% 0.54% 2.65% 2.64% 20.01% 5.40% 7.13% 5.38%
Dollars $29 $13 $28 $1 $71 $4 $12 $1 $96 $30 $1
Net Charge-offs
3
% NM 0.49% 0.39% 3.01% 0.19% NM NM NM 0.98% 0.29% 6.74%
Dollars -$1 $2 $3 $3 $6 NM $0 $0 $5 $0 $0
Allowance $65 $15 $33 $14 $128 NM $5 $0 $85 $20 $1
Allowance / Loans % 0.81% 1.18% 0.99% 4.07% 0.98% NM 1.01% 9.36% 4.79% 4.84% 4.48%
Allowance / Charge-offs NM 2.46x 2.55x 1.36x 5.26x NM NM NM 4.76x 16.57x 0.63x
Regional Banking
Corporate
4
Non-Strategic
Commercial
(C&I & Other)
Numbers may not add to total due to rounding. Data as of 3Q14. NM: Not meaningful.
Credit card, Permanent Mortgage, and Other. ²Credit card, OTC, and Other Consumer.
Net charge-offs are annualized.
Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10,which are now on balance sheet in the Corporate segment.
3
1
4

C&I and CRE Portfolio Detail
$2.0B
$8.5B C&I portfolio, diversified by industry, managed
primarily in Regional Banking
$1.3B CRE portfolio, comprising 8% of period-end total
loans
Commercial (C&I and CRE) net charge-offs were zero for
the quarter
Charge-offs were $5mm with recoveries of $5mm
Data as of 3Q14. Numbers may not add to total due to rounding.
CRE: Loan Type CRE: Collateral Type
C&I: Loans to Mortgage Companies
Land 5%
Construction
26%
Mini-
Perm/Non-
Construction
69%
Retail
21%
Multi-Family
32%
Office
15%
Industrial
12%
Land
5%
Other
7%
Hospitality
9%
$0.0
$0.4
$0.8
3Q13 4Q13 1Q14 2Q14 3Q14
Period End Average

Home Equity Overview
Data as of 3Q14. Numbers may not add to total due to rounding.
$2.5B
HELOC Draw vs Repayment Balances
Percent of Portfolio: Months Left in Draw Period
Portfolio Characteristics Geographic Distribution
First Second Total
Balance
$2.8B $2.3B $5.1B
Original FICO
752 735 743
Refreshed FICO
752 723 736
Original CLTV
76% 81% 78%
Full Doc
92% 74% 83%
Owner Occupied
92% 95% 94%
HELOCs
$0.7B $1.9B $2.6B
Weighted Average
HELOC Utilization 47% 58% 55%
20%
16%
18%
10%
6%
30%
0%
5%
10%
15%
20%
25%
30%
35%
0-12 13-24 25-36 37-48 49-60 >60
$1.9
$0.7
$0.0
$0.5
$1.0
$1.5
$2.0
In Draw In Repayment
Core
Banking
Customers
TN
58%
CA
9%
GA
3%
FL
2%
Other
28%

Wind-down of Non-Strategic on track with reduced balances and stable credit quality
Positive marks on loan sales of $315mm UPB
Recognized a valuation gain of ~$8mm in 2Q14 and ~$40mm in 3Q14
Non-Strategic comprised less than 18% of total average loans in 3Q14, down from 21% in 3Q13
Non-Strategic Revenue Components
Non-Strategic loan
portfolio includes
floating rate loans
of 72% vs fixed
rate loans of 28%
Primarily gains on
sales of held-for-sale
mortgage loans
3Q14 Total Revenue: $55mm
Non-Strategic Consumer Real Estate Run-Off
$2.5B
Non-Strategic Update
Data as of 3Q14. Numbers may not add to total due to rounding.
18%
18%
19%
19%
21%
16%
17%
18%
19%
20%
21%
22%
$0.0
$0.5
$1.0
$1.5
$2.0
3Q13 4Q13 1Q14 2Q14 3Q14
Period End Balance Constant Pre-Payment Rate (Right Axis)
NII
$15
Fee
Income
$40

Agency & Non-Agency Update
Repurchase Resolution Agreements with Both GSEs
Total Pipeline of Repurchase Requests
1
Mortgage Repurchase Reserve
($ in millions)
Beginning Balance
Net Realized Losses
Ending Balance
Provision
4Q13
$294
$(98)
$165
$(30)
1Q14
$165
$(20)
$145
$0
2Q14
$145
$(4)
$141
$0
3Q13
$123
$(29)
$294
$200
Other Whole Loan Sales and Non-Agency
Represent 38% of all active repurchase/make whole
requests in 3Q14 pipeline
Some non-Agency FHN loans were bundled with other
companies’ loans and securitized by the purchasers
A trustee for a bundler has commenced a legal action
seeking repurchase of FHN loans
Certain purchasers have requested indemnity related to
FHN loans included in their securitizations
Loan file review process regarding certain bundled FHN
loans has been initiated
Non-Agency HUD/FHA Investigation
HUD and US DOJ are investigating FHA insurance claims on
insured loans originated by FHN; initial period covers 1/1/06 through 3/31/12
2
From 1/1/06 through 8/31/08 FHN originated ~48,000 loans
with original UPB of ~$8.2B
FHA originations declined substantially after FHN’s mortgage business divestiture on 8/31/08
HUD has reviewed a small sample of loans from the covered
period, and its investigation remains incomplete
HUD and DOJ could seek up to treble and special damages under the False Claims Act and other laws
Discussions are expected to continue, FHN does not have the
ability now to estimate a range of reasonably possible losses
3Q14
$141
$(13)
$126
$(4)
Loan Sales $0 $0 $0 $0 $2
$0
$200
$400
$600mm
3Q13 4Q13 1Q14 2Q14 3Q14
GSE New Requests Other New Requests
Resolved Pipeline
Numbers may not add to total due to rounding. Data as of 3Q14. ¹Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management’s assessment of the adequacy of repurchase reserves. 4Q13, 1Q14, 2Q14, and 3Q14 resolutions include $128mm, $14mm, $6.5mm, and $12mm in other claims, respectively, that pose no risk to the repurchase reserve but require formal acknowledgment with Fannie. ²FHA insurance claims made after 3/31/12 will be added to investigation.

FH Proprietary Securitizations Litigation
Certificate Breakdown

$554mm
Paid Off
57%
Performing UPB
31%
60D+ Delinquent
6%
Cumulative Loss 6%
³
($ in millions)
Deal
FHASI 2005-AR5
1
(Schwab)
Senior $30.0 $19.3 $10.7 $10.0 $0.7
FHASI 2007-AR2
1
(Schwab)
Senior $50.0 $32.6 $15.1 $13.5 $1.6 $2.3
FHAMS 2006-FA6
(FDIC Alabama)
Senior $11.1 $3.0 $6.9 $5.7 $1.2 $1.2
FHAMS 2006-FA6
(FDIC Alabama)
Senior $15.2 $4.6 $9.5 $7.7 $1.8 $1.2
FHAMS 2006-FA7
(FDIC Alabama)
Senior $20.7 $6.3 $12.0 $10.0 $2.0 $2.4
FHAMS 2007-FA4
1
(FDIC Alabama)
Senior $14.4 $3.5 $9.1 $7.4 $1.8 $1.7
FHAMS 2007-FA1
(FDIC New York)
Senior $44.5 $13.2 $25.7 $20.9 $4.8 $5.5
FHAMS 2007-FA2
(FDIC New York)
Senior $34.9 $11.5 $19.1 $15.6 $3.5 $4.3
FHAMS 2005-FA8
(FHLB Indemnification)
Senior $100.0 $77.5 $22.3 $19.1 $3.2 $0.3
FHAMS 2007-FA3
(MetLife Indemnification)
Senior $103.0 $59.5 $35.7 $29.6 $6.1 $7.9
FHAMS 2005-FA10
2
(Royal Park Indemnification)
Senior $100.0 $64.2 $32.5 $27.2 $5.2 $3.4
FHAMS 2006-FA2
1
(Royal Park Indemnification)
Senior $30.0 $23.1 $5.8 $4.9 $0.9 $1.1
Total
4 $553.7 $318.3 $204.3 $171.4 $32.8 $31.2
Cumulative
Loss
Certificate
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
$0.0
Numbers and percentages may not add to total due to rounding. Data source: September 2014 Trustee Reports.  ¹The complainants only purchased a portion of these tranches. Original UPB estimated based on the purchase price stated in the complaints.  All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche. ²Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request. ³60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures
LLC case in the Circuit Court for the City of Richmond (No. CL14-399). FHN does not know which certificate(s) the plaintiff allegedly purchased in whole or part.
and REO in such status for 60 days or more.
4
Excluded from this table is FHAMS 2005-FA9, which is the subject of an indemnification claim related to the Commonwealth of Virginia ex rel. Integra REC

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of risk weighted assets, tangible common equity, net income, non-controlling interest, average common equity, intangibles, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 3Q14 FHN consolidated and all quarters for Non-Strategic estimated by applying risk based capital regulations to period end assets.
2 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
3 Calculated by multiplying the quarterly consolidated Tier 1 Common ratio to the Non-Strategic risk weighted assets estimate. The 3Q14 Tier 1 Common ratio is an estimate.
Peer group includes UBSI, ONB, TRMK, IBKC, BXS, UMBF, BOH, VLY, FULT, FCNCA, WTFC, TCB, SUSQ, HBHC, WBS, CBSH, CFR,
ASBC, SNV, BOKF, FNFG.  Peer data is as of 2Q14.
($ in millions)
3Q14 2Q14 1Q14 4Q13
Core Businesses Return On Tangible Common Equity
Total FHN Risk Weighted Assets (Regulatory GAAP)
1
$19,354 $19,400 $18,695 $18,879
Less: Non-Strategic Risk Weighted Assets Estimate (Regulatory Non-GAAP)
1
$2,490 $2,719 $2,848 $3,268
Total Core Businesses    Risk Weighted Assets Estimate (Non-GAAP)
2 $16,865 $16,681 $15,847 $15,610
Total FHN Average Tangible Common Equity (Non-GAAP) $2,090 $2,016 $1,982 $1,919
Less: Non-Strategic Allocated Tangible Common Equity at the Tier 1 Common Ratio % (Non-GAAP)
3 $282 $303 $316 $351
Total Core Businesses    Average Tangible Common Equity (Non-GAAP)
2
$1,808 $1,712 $1,666 $1,567
FHN Net Income Available to Common (GAAP) $45 $77 $45 $49
Core Businesses   Net Income Available to Common (Non-GAAP)
2
$41 $70 $33 $43
FHN Annualized Return on Tangible Common Equity (Non-GAAP) 8.60% 15.28% 9.18% 10.22%
Core Businesses     Annualized Return on Tangible Common Equity (Non-GAAP)
2
8.89% 16.33% 7.99% 10.96%
Core Businesses Net Income Available to Common
Corporate Net Income (GAAP) -$9 -$4 -$4 -$2
Less: Corporate Non-Controlling Interest (GAAP) $3 $3 $3 $3
Less: Corporate Preferred Stock Dividends (GAAP) $2 $2 $2 $2
Corporate Net Income Available to Common (GAAP) -$14 -$8 -$8 -$7
Regional Banking Net Income (GAAP) $51 $47 $36 $43
Capital Markets Net Income (GAAP) $3 $31 $5 $7
Core Businesses Net Income Available to Common (Non-GAAP)
2
$41 $70 $33 $43

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, FTE adjustments, earning assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles
(GAAP) & is reconciled to GAAP information below.
27
2 All else equal, a 200bps rate shock results in ~$63mm increase in Core Businesses annual NII (see slide 13), as Non-Strategic is interest rate neutral.
Net Interest Margin  3Q14 2Q14 1Q14 4Q13 3Q13
Regional Banking Net interest income (GAAP) $154 $149 $142 $146 $150
Regional Banking FTE adjustment $2 $2 $2 $2 $2
Regional Banking Net interest income adjusted for impact of FTE (Non-GAAP) $156 $151 $144 $148 $151
Capital Markets Net interest income (GAAP) $3 $3 $3 $4 $4
Capital Markets FTE adjustment $0 $0 $0 $0 $0
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP) $3 $3 $4 $4 $4
Corporate Net interest income (GAAP) -$13 -$11 -$9 -$10 -$12
Corporate FTE adjustment $0 $0 $0 $0 $0
Corporate Net interest income adjusted for impact of FTE (Non-GAAP) -$12 -$11 -$9 -$10 -$12
Core Businesses Net interest income (Non-GAAP)
1
$144 $141 $136 $140 $142
Core Businesses FTE adjustment (Non-GAAP)
1
$2 $2 $2 $2 $2
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) $147 $143 $138 $142 $144
Non-Strategic Net interest income (GAAP) $15 $16 $16 $17 $17
Non-Strategic FTE adjustment $0 $0 $0 $0 $0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP) $15 $16 $16 $17 $17
Consolidated Net interest income (GAAP) $160 $157 $152 $157 $159
Consolidated FTE adjustment $2 $2 $2 $2 $2
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) $162 $159 $154 $159 $161
Average Earning Assets 3Q14
Regional Banking Earning Assets (GAAP) $12,949
Capital Markets Earning Assets (GAAP) $1,702
Corporate Earning Assets (GAAP) $3,999
Core Businesses Earning Assets (Non-GAAP)¹ $18,649
Non-Strategic Earning Assets (GAAP) $3,037
Consolidated Earning Assets (GAAP) $21,687
Core Businesses NIM with 200bps Rate Shock
1
3Q14
Annualized Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) a $582
Core Businesses Average Earning Assets (Non-GAAP) b $18,649
Core Businesses NIM (Non-GAAP) a/b 3.13%
Core Businesses Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² c $63
Core Businesses NIM with 200bps Rate Shock (Non-GAAP) (a+c)/b 3.46%
Annualized Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) d $643
Consolidated Average Earning Assets (GAAP) e $21,687
Consolidated NIM (GAAP) d/e 2.97%
Consolidated Additional Annual NII from a 200bps Rate Shock (Non-GAAP)² f $63
Consolidated NIM with 200bps Rate Shock (Non-GAAP) (d+f)/e 3.25%
1
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
Numbers may not add to total due to rounding.
($ in millions)

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of equity, assets, tier 1 capital, risk weighted assets, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP)
and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
3 Average of quarters 4Q13-3Q14.
($ in millions) 3Q14 2Q14 1Q14 4Q13 3Q13
Average
3
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,622 $2,626 $2,544 $2,501 $2,433
Less: Noncontrolling interest $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Total common equity $2,231 $2,235 $2,153 $2,110 $2,042
Less: intangible assets (GAAP)
1
$161 $162 $163 $164 $163
Tangible common equity (Non-GAAP) $2,070 $2,073 $1,990 $1,946 $1,880
Less: unrealized gains on AFS securities, net of tax $4 $16 -$2 -$11 $11
Adjusted tangible common equity (Non-GAAP) $2,066 $2,058 $1,992 $1,957 $1,868
Tangible Assets (Non-GAAP)
Total assets (GAAP) $23,987 $24,223 $23,942 $23,790 $23,859
Less: intangible assets (GAAP)
1
$161 $162 $163 $164 $163
Tangible assets (Non-GAAP) $23,826 $24,061 $23,779 $23,626 $23,696
Tier 1 Common (Non-GAAP)
Tier 1 capital² $2,780 $2,752 $2,666 $2,619 $2,555
Less: noncontrolling interest - FTBNA preferred stock $295 $295 $295 $295 $295
Less: Preferred stock $96 $96 $96 $96 $96
Less: trust preferred $200 $200 $200 $200 $200
Tier 1 common (Non-GAAP)² $2,190 $2,161 $2,076 $2,029 $1,965
Risk Weighted Assets
Risk weighted assets² $19,354 $19,400 $18,695 $18,879 $19,237
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 8.69% 8.62% 8.37% 8.24% 7.93% 8.48%
Total equity to total assets (GAAP) 10.93% 10.84% 10.63% 10.51% 10.20% 10.73%
Tier 1 common ratio to risk weighted assets (Non-GAAP)² 11.31% 11.14% 11.10% 10.75% 10.21% 11.08%
Tier 1 capital to total assets (GAAP)² 11.59% 11.36% 11.14% 11.01% 10.71% 11.27%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)² 10.69% 10.69% 10.65% 10.31% 9.77% 10.58%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)² 11.93% 11.94% 11.97% 11.65% 11.10% 11.87%
Total equity plus reserves to total assets (GAAP) 11.93% 11.85% 11.66% 11.58% 11.27% 11.75%

Slides in this presentation use non-GAAP information of expense, revenue, repurchase provision, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1 Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
Reconciliation to GAAP Financials
($ in millions)
3Q14 2Q14 3Q13
Regional Banking Pre-Provison Net Revenue
Regional Banking Total Revenue (GAAP) $218 $215 $213
Regional Banking Total Expense (GAAP) $136 $134 $132
Regional Banking Pre-Provision Net Revenue (Non-GAAP) $82 $81 $81
Core Businesses Expense
Regional Banking Expense (GAAP) $136 $134 $132
Capital Markets Expense (GAAP) $48 $0 $58
Corporate Expense (GAAP) $19 $16 $22
Core Businesses' Expense¹ (Non-GAAP)
$203 $149 $212
Non-Strategic Expense (GAAP) $43 $16 $222
Consolidated Expense (GAAP) $246 $165 $434
Adjusted Capital Markets Expense
Capital Markets Noninterest Expense (GAAP)
$48 $0 $58
Less: Sentinel Expense Recovery (GAAP)
$0 $47 $0
Adjusted Capital Markets Noninterest Expense (Non-GAAP)
$48 $47 $58
2014 2011
$101 $321
($47) $37
$148 $284
$197 $284
Adjusted Consolidated Noninterest Expense 3Q14 3Q13 3Q12 3Q11 3Q13 3Q11
Consolidated Noninterest Expense (GAAP) $246 $434 $263 $323 -43% -24%
Less: Mortgage Repurchase Provision (GAAP) ($4) $200 $0 $53
Less: Legal Expense Accrual (GAAP) $35 $0 $7 $0
Adjusted Consolidated Noninterest expense (Non-GAAP) $215 $234 $256 $270 -8% -20%
Adjusted Annualized Noninterest Expense (Non-GAAP) $860 $934 $1,026 $1,080
3Q14 Changes vs
Adjusted Capital Markets Annualized Noninterest Expense
Capital Markets Noninterest Expense  (GAAP)
Sentinel Noninterest Expense/(Recovery) (GAAP)
Adjusted Capital Markets Noninterest Expense (Non-GAAP)
Adjusted Annualized Capital Markets Noninterest Expense (Non-GAAP)